UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2016

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RVUE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

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Nevada	000-54348	94-3461079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17W220 22nd Street, Suite 200
Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Offices)	(Zip Code)

(312) 361-3368

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (including the exhibit filed herewith) contains forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. Forward-looking statements are only predictions based on our current expectations and projections, or those of third parties, about future events and involve risks and uncertainties. There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals. If any of these risks actually occur, our business, financial condition or results of operations may be materially adversely affected. In such case, the trading price of our Common Stock could decline and investors could lose all or part of their investment. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Item 1.01

Entry Into a Material Definitive Agreement

Roche Enterprises Convertible Note Financing

rVue Holdings, Inc. (the “Company”) has completed the sale of shares of common stock to Acorn Composite Corp., now known as Roche Enterprises, Ltd. (“Roche Enterprises”), an affiliate of director Robert Roche, under the Subscription Agreement described in the Company’s Current Report on Form 8-K filed on January 27, 2016 (the “Subscription Agreement”).  The sales resulted in the issuance to Roche Enterprises of 97,069,017 shares of common stock, in return for aggregate consideration of $1,233,913.04.  Since its entry into the Subscription Agreement, the Company has continued an intensive search for additional financing, but to date the Company has been unable to secure such financing on acceptable terms.

On October 11, 2016 (the “Closing Date”), the Company executed documentation with Roche Enterprises pursuant to which Roche Enterprises has agreed to provide the Company with short-term bridge financing in the form of a Senior Secured Convertible Promissory Note (the “Roche Note”) in the principal amount of $201,000 as the Company seeks additional financing.  The Roche Note matures on December 1, 2016 and carries an interest rate of 10% per annum. Roche Enterprises may elect, in its sole discretion, to extend the maturity date up to an additional three (3) months to March 1, 2017, in which case the Company must pay a loan extension fee of 2.5% of the then-total outstanding balance (including principal and all accrued fees and interest).

The net proceeds to the Company from the Roche Note were $194,970, consisting of gross proceeds of $201,000, less $6,030 representing a loan processing fee of 3% of the principal amount.  The entire outstanding balance of the Roche Note is due and payable at maturity.  The Company does not have the right to prepay the Roche Note.

At any time after the Closing Date, Roche Enterprises may convert the outstanding balance of the Roche Note, or any installment or portion thereof, into equity securities of the Company.  Generally, the conversion price will be equal to eighty percent (80%) of $0.018, which is the conversion price actually paid by Carebourn Capital, L.P. upon conversion of its former convertible promissory note into shares of the Company’s common stock.  However, the securities to be issued by the Company upon a conversion shall include an initial liquidation preference, prior and in preference to any distributions to any holder of any other equity securities of the Company, of two and one half (2.5) times the aggregate principal amount of the Roche Note and shall participate with all other holders of Company equity securities thereafter.  As of the date of this report, the Company does not have any such equity securities authorized for issuance.

In the event of a default, the Roche Note may be accelerated by Roche Enterprises. The outstanding balance (including any accrued interest and fees) would be immediately due and payable and Roche Enterprises may exercise any or all of its rights, powers or remedies under the Pledge Agreement.  In addition, the Company shall pay a one-time penalty charge of 10% on the defaulted amount, plus additional interest on the defaulted amount and the penalty charge at the rate of 15% per annum, compounded monthly, from the date of default until the default and penalty amounts are paid in full, plus reimbursement to Roche Enterprises for its reasonable out-of-pocket costs of collections (including reasonable fees of its counsel).

The Company’s obligations under the Roche Note are secured by a pledge by the Company to Roche Enterprises of all of the Company’s assets pursuant to the terms of a Pledge Agreement by and between the Company and Roche Enterprises dated as of October 11, 2016 (the “Roche Pledge Agreement”).

Mr. Roche recused himself from the Board’s consideration and approval of the Roche Note and the Roche Pledge Agreement.

The foregoing descriptions of the Roche Note and the Roche Pledge Agreement are qualified in their entirety by the text of such documents, which are annexed to this Current Report as Exhibits 4.1 and 4.2.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 3.02

Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.  The Roche Note was issued by the Company under the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated thereunder, as the securities were issued to an accredited investor, without a view to distribution, and were not issued through any general solicitation or advertisement.

Item 8.01

Other Events

On October 18, 2016, the Company announced that it intends to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended, by filing a Form 15 with the Securities and Exchange Commission (the “SEC”) on or about November 9, 2016.

Upon such filing, the Company’s obligation to file certain reports with the SEC, including annual, quarterly and Current Reports on Forms 10-K, 10-Q and 8-K, respectively, will be immediately suspended.

A press release making this announcement is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Senior Secured Convertible Promissory Note, dated as of October 11, 2016, issued by the Company and payable to the order of Roche Enterprises, Ltd.

4.2	Pledge Agreement, dated as of October 11, 2016, by and between the Company and Roche Enterprises, Ltd.

99.1	Press Release dated October 10, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

By:	/s/ Mark Pacchini
Mark Pacchini Chief Executive Officer

Date:  October 18, 2016

Index to Exhibits

Exhibit No.	Description of Exhibit

4.1	Senior Secured Convertible Promissory Note, dated as of October 11, 2016, issued by the Company and payable to the order of Roche Enterprises, Ltd.

4.2	Pledge Agreement, dated as of October 11, 2016, by and between the Company and Roche Enterprises, Ltd.

99.1	Press Release dated October 10, 2016